RULE 497(e)
                                                      Registration No. 333-33831
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BACK BAY                                    600 Fifth Avenue, New York, NY 10020
FUNDS, INC.                                                       (212) 830-5220
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                       STATEMENT OF ADDITIONAL INFORMATION


                                 March 29, 2000
                      AS SUPPLEMENTED ON OCTOBER 31, 2000
                      RELATING TO THE BACK BAY FUNDS, INC.
                 Class A Shares, Class B Shares, Class C Shares


                         PROSPECTUS DATED MARCH 29, 2000


This Statement of Additional Information (SAI) is not a Prospectus. The SAI expands upon and supplements the information contained in the current Prospectus of the Fund, dated March 29, 2000 and should be read in conjunction with the Fund's Prospectus.

A Prospectus may be obtained from any Participating Organization or by writing or calling the Fund toll-free at 1-(800) 221-3079. The audited Financial Statements of the Fund have been incorporated by reference to the Fund's Annual Report. The Annual Report is available, without charge, upon request by calling the toll-free number provided. The material relating to the purchase, redemption and pricing of shares has been incorporated by reference into the Prospectus.


This Statement of Additional Information is incorporated by reference into the Fund's Prospectus in its entirety.

                                TABLE OF CONTENTS
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Fund History.........................................2
Description of the Fund and its Investments and            Purchase, Redemption and Pricing Shares.................14
  Risks............................................. 2     Taxation of the Fund....................................14
Management of the Fund...............................7     Underwriters............................................16
Control Persons and Principal Holders of                   Calculation of Performance Data.........................16
  Securities........................................ 9     Financial Statements....................................16
Investment Advisory and Other Services...............9     Description of Ratings..................................17
Brokerage Allocation and Other Practices.............12
Capital Stock and Other Securities...................13

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I.  FUND HISTORY

The Fund was incorporated on August 15, 1997 in the state of Maryland.

II.  DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

The Fund is an open-end, diversified management investment company. The Fund's investment objective is to seek to maximize total return. The generation of income is a secondary objective. No assurance can be given that these objectives will be achieved.

Although not principal strategies, Back Bay Advisors, L.P. (the "Manager") may enter into the following types of transactions or invest in the following types of instruments as part of its investment strategies.

(i) Adjustable Rate Mortgage--Related Securities: An ARM, like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. ARMs have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag behind changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

(ii) Collateralized Mortgage Obligations: A CMO is a security backed by a portfolio of mortgages or mortgage securities held under an indenture. The underlying mortgages or mortgage securities are issued or guaranteed by the U.S. Government or an agency or instrumentality thereof. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by the Portfolio would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security. CMOs may be considered derivatives securities.

(iii) Commercial Mortgage Backed Securities: Commercial Mortgage Backed Securities are generally multi-class debt or pass-through securities backed by a mortgage loan or pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail centers and shopping malls, multi-family properties and cooperative apartments, hotels and motels, nursing homes, hospitals, senior living centers, manufactured living communities and mobile home parks. Assets underlying Commercial Mortgage Backed Securities may relate to many properties, only a few properties, or to a single property.

Investments in Commercial Mortgage Backed Securities involve the credit risk of delinquency and default. Delinquency refers to interruptions in the payment of interest and principal. Default refers to the potential for unrecoverable principal loss from the sale of foreclosed property. These risks include the risks inherent in the commercial mortgage loans which support such Commercial Mortgage Backed Securities and the risks associated with direct ownership of real estate. This may be especially true in the case of Commercial Mortgage Backed Securities secured by, or evidencing an interest in, a relatively small or less diverse pool of commercial mortgage loans. The factors contributing to these risks include the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, changes in management of the underlying commercial property, energy costs, government regulations with respect to environmental, zoning, rent control, bankruptcy and other matters, real estate and other taxes, and prepayments of the underlying commercial mortgage loans (although such prepayments generally occur less frequently than prepayments on residential mortgage loans).

(iv) Foreign Currency Exchange Transactions: Since the Portfolio may invest in securities that are denominated in foreign currencies or traded in foreign markets, the Portfolio may engage in related foreign currency exchange transactions to protect the value of specific portfolio positions or in anticipation of changes in relative values of currencies in which current or future portfolio holdings are denominated or quoted.

The Portfolio may also engage in transactions in currency forward contracts. A currency forward contract is a contract that obligates parties to the contract to exchange specified amounts of different currencies at a specified future date. For example, a party may agree to deliver a specified number of French francs, in exchange for a specified number of U.S. dollars on a certain date.

From time to time, a portion of the Portfolio's assets may be invested in securities that are denominated in foreign currencies or that are traded in markets where purchase or sale transactions settle in a foreign currency. Currency forward contracts may be used both to (1) facilitate settlement of the Portfolio's transactions in these securities and (2) hedge against possible adverse changes in the relative values of the currencies in which the Portfolio's holdings (or intended future holdings) are denominated.

Currency forward contracts involve transaction costs and the risk that the banks with which a fund enters into such contracts will fail financially. The Manager will, however, monitor the creditworthiness of these banks on an ongoing basis. Successful use of currency forward contracts for hedging purposes also depends on the accuracy of the Manager's forecasts as to future changes in the relative values of currencies. The accuracy of such forecasts cannot be assured. The Fund will set aside with its custodian certain assets to provide for satisfaction of its obligations under currency forward contracts.

Although the Portfolio is permitted to use currency forward contracts, it is not obligated to do so. Thus, the Portfolio will not necessarily be fully (or even partially) hedged against the risk of adverse currency price movements at any given time.

(v) Lending of Portfolio Securities: The Portfolio may lend its portfolio securities to qualified institutions as determined by the Manager. By lending its portfolio securities, the Portfolio attempts to increase its income through the receipt of interest on the loan. The Portfolio will not lend its portfolio securities without deposit by the borrower with the Fund's custodian of collateral equal to at least the market value of the securities loaned plus any accrued interest on such securities. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Although relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by the Manager and will be considered in making decisions with respect to lending of securities, the party borrowing from the Portfolio may default on payment of interest due on the loan and it is possible that the loan will not be repaid. The Manager is unable to predict whether a borrower from the Portfolio will default on its loan obligations. The Portfolio will not lend portfolio securities if, as a result, the aggregate of such loan exceeds 33% of the value of the Portfolio's total assets (including such loans).

(vi) Options, Futures, Swap Contracts and Currency Transactions: The Portfolio may engage in a variety of transactions involving the use of exchange traded options and futures with respect to U.S. or Foreign Government Securities, corporate fixed-income securities or municipal bonds or indices thereof for purposes of hedging against changes in interest rates.

The Portfolio may buy, sell or write options on securities, securities indexes, currencies or futures contracts. The Portfolio may buy and sell futures contracts on securities, securities indexes or currencies. The Portfolio may also enter into swap contracts. The Portfolio may engage in these transactions either for the purpose of enhancing investment return only against a "covered" position of the Portfolio or to hedge against changes in the value of other assets that the Portfolio owns or intends to acquire. The Portfolio may also conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. Options, futures and swap contracts fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options, futures or swaps for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If the Portfolio, as the writer of an option, is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligations under the option.

A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by the Fund exceeds (or is less than) the price of the offsetting purchase, the Portfolio will realize a gain (or loss). The Portfolio may not purchase or sell futures contracts or purchase related options if immediately thereafter the sum of the amount of deposits for initial margin or premiums on the existing futures and related options positions would exceed 5% of the market value of the Portfolio's net assets. Transactions in futures and related options involve the risks of (1) imperfect correlation between the price movement of the contracts and the underlying securities, (2) significant price movement in one but not the other market because of different hours, (3) the possible absence of a liquid secondary market at any point in time. If the subadviser's prediction on interest rates or other economic factors is inaccurate, the Fund may be worse off than if it had not hedged. Futures transactions involve potentially unlimited risk of loss.

The Portfolio may enter into interest rate, currency and securities index swaps. The Portfolio will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique, or to protect against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. An index swap is an agreement to make or receive payments based on the different returns that would be achieved if a notional amount were invested in a specified basket of securities such as U.S. Treasury securities or the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500").

The value of options purchased by the Portfolio, futures contracts held by the Portfolio and the Portfolio's positions in swap contracts may fluctuate up or down based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in the Portfolio. All transactions in options, futures or swaps involve costs and the possible risk of loss to the Portfolio of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Portfolio's investment. The Portfolio will be required, however, to set aside with its custodian bank certain assets in amounts sufficient at all times to satisfy its obligations under options, futures and swap contracts.

The successful use of options, futures and swaps will usually depend on the Manager's ability to forecast bond market, currency or other financial market movements correctly. The Portfolio's ability to hedge against adverse changes in the value of securities held in its portfolio through options, futures and swap transactions also depends on the degree of correlation between the changes in the value of futures, options or swap positions and changes in the values of the portfolio securities. The successful use of futures and exchange traded options also depends on the availability of a liquid secondary market to enable the Portfolio to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. Trading hours for options may differ from the trading hours for the underlying securities. Thus, significant price movements may occur in the securities markets that are not reflected in the options market. The foregoing may limit the effectiveness of options as hedging devices. Certain provisions of the Code and certain regulatory requirements may limit the Portfolio's ability to engage in futures, options and swap transactions.

The options and futures markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than are the U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments by the Portfolio in options and futures in foreign markets are subject to many of the same risks as are the Fund's other foreign investments.

(vii) Repurchase Agreements: When the Portfolio purchases securities, it may enter into a repurchase agreement with the seller wherein the seller agrees, at the time of sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This arrangement results in a fixed rate of return insulated from market fluctuations during such period. The Portfolio may enter into repurchase agreements which are collateralized by obligations issued or guaranteed by the U.S. Government and the Portfolio may enter into repurchase agreements with member banks of the Federal Reserve System and with broker-dealers who are recognized as primary dealers in United States government securities by the Federal Reserve Bank of New York whose creditworthiness has been reviewed and found to meet the investment criteria of the Portfolio. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the security, and will not be related to the coupon rate of the purchased security. At the time a Portfolio enters into a repurchase agreement the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller will agree that the

Portfolio may incur a loss to the extent that the proceeds it realized on the sale of the underlying obligation are less than the repurchase price. Repurchase agreements may be considered loans to the seller of the underlying security. If bankruptcy proceedings are commenced with respect to the seller, the Fund's realization upon the collateral may be delayed or limited. The Portfolio may invest no more than 15% of its net assets in illiquid securities including repurchase agreements maturing in more than seven days. See "Investment Restrictions" herein. A Portfolio may, however, enter into "continuing contract" or "open" repurchase agreements under which the seller is under a continuing obligation to repurchase the underlying obligation from the Portfolio on demand and the effective interest rate is negotiated on a daily basis.

Securities purchased pursuant to a repurchase agreement are held by the Fund's custodian and (1) are recorded in the name of the Portfolio with the Federal Reserve Book Entry System or (2) the Portfolio receives daily written confirmation of each purchase of a security and a receipt from the custodian. The Portfolio purchases securities subject to a repurchase agreement only when the purchase price of the security acquired is equal to or less than its market price at the time of purchase.

(viii) Rule 144A Securities: The Portfolio may invest in securities issued as part of privately negotiated transactions between an issuer and one or more purchasers. Except with respect to certain commercial paper issued in reliance on the exemption from regulations set forth in Section 4(2) of the Securities Act of 1933 (the "Securities Act") and securities subject to Rule 144A of the Securities Act which are discussed below, these securities are typically not readily marketable and are therefore considered illiquid securities, unless the Manager, in accordance with the guidelines adopted by the Board of Directors of the Fund, has determined that a particular issue of Rule 144A securities is liquid. On a quarterly basis, the Manager will provide to the Directors for ratification a list of 144A securities held in the Portfolio. The price the Portfolio paid for illiquid securities, and any price received upon resale, may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of privately placed securities purchased by the Portfolio will reflect any limitations on their liquidity. As a matter of policy, the Portfolio will not invest more than 15% of the market value of the net assets of the Portfolio in repurchase agreements maturing in over seven days and other illiquid investments.

The Portfolio may purchase securities that are not registered ("restricted securities") under the Securities Act, but can be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act. The Portfolio may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act ("4(2) Paper"). However, the Portfolio will not invest more than 15% of its net assets in illiquid investments, which include securities for which there is no readily available market, securities subject to contractual restriction on resale, certain investments in asset-backed and receivable-backed securities and restricted securities (unless, with respect to these securities and 4(2) Paper, the Fund's Directors continuously determine, based on the trading markets for the specific restricted security, that it is liquid). The Directors have adopted guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of restricted securities and 4(2) Paper. The Directors, however, retain sufficient oversight and are ultimately responsible for these determinations.

(ix) "Stripped" Securities: Stripped securities are usually structured with two or more classes that receive different proportions of the interest and principal distribution from a pool of U.S. or Foreign Government Securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). Stripped securities commonly have greater market volatility than other types of fixed-income securities and large increases in interest rates may cause a substantial loss in the value of these instruments. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolio may fail to recoup fully its investments in IOs. The cash flows and yields on IO and PO Classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs and POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class even if the IO class is rated AAA or Aaa. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the yield on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security. The staff of the SEC has indicated that it views stripped mortgage securities as illiquid unless the securities are issued by the U.S. Government or its agencies and are backed by fixed-rate mortgages. The Portfolio value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. The Portfolio may engage in a repurchase agreement with respect to any security in which the Portfolio is authorized to invest, even though the underlying security may mature in more than one year. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for Portfolio securities and will be held by the Fund's custodian or in the Federal Reserve Book Entry System. Nevertheless, if the seller of a repurchase agreement fails to repurchase the obligation in accordance with the terms of the agreement, the intends to abide by the staff's position. As a result of illiquidity, the Portfolio may not be able to sell these instruments when the Manager considers it desirable to do so or may have to sell them at a price lower than could be obtained if they were more liquid. These factors may have an adverse impact on net asset value. Also, the sale of illiquid securities may require more time and result in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in over-the-counter markets. Stripped securities may be considered derivative securities.

(x) When-Issued Securities: The Portfolio may purchase securities on a when-issued basis. Certain municipal securities are sometimes offered on a "when-issued" basis, that is, the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The Portfolio will only make commitments to purchase such municipal securities with the intention of actually acquiring such securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable.

If the Portfolio purchases a when-issued security, the Portfolio will direct the custodian to place cash or other high grade securities (including municipal securities) in a separate account of the Portfolio in an amount equal to its when-issued commitments. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Portfolio's when-issued commitments. To the extent that funds are in a separate account, they will not be available for new investment or to meet redemptions. Investment in securities on a when-issued basis may increase the Portfolio's exposure to market fluctuation; may increase the possibility that the Portfolio will incur a short-term gain subject to federal taxation; or may increase the possibility that the Portfolio will incur a short-term loss, if the Portfolio must engage in portfolio transactions in order to honor a when-issued commitment. The Portfolio will employ techniques designed to minimize these risks. No additional when-issued commitments will be made if more than 10% of the Portfolio's net assets become so committed.

(xi) Zero Coupon Securities: Zero coupon securities are issued at a significant discount from face value and pay interest only at maturity, rather than at intervals during the life of the security. The prices of zero coupon securities may react more strongly to changes in interest rates than the prices of many other securities and large increases in interest rates may cause a substantial loss in the value of these instruments. The Portfolio is required to accrue and distribute income from zero coupon securities on a current basis, even though the Portfolio will not receive the income currently in cash. Thus, the Portfolio may have to sell other investments to obtain cash needed to make income distributions.

INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental investment restrictions which apply to the Portfolio. These restrictions may not be changed unless approved by a majority of the outstanding shares "of each series of the Portfolio's shares that would be affected by such a change." The term "majority of the outstanding shares" of the Portfolio means the vote of the lesser of (i) 67% or more of the shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or
(ii) more than 50% of the outstanding shares of the Portfolio. The Portfolio may not:

(1) Issue senior securities, except insofar as the Portfolio may be deemed to have issued a senior security in connection with any permitted borrowing.

(2) Borrow Money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any investments. Interest paid on borrowings will reduce net income.

(3) Underwrite the securities of other issuers, except insofar as the Portfolio may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

(4) Invest more than 25% of its assets in the securities of "issuers" in any single industry at the time of purchase, provided that there shall be no limitation on the purchase obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

(5) Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Portfolio from investing obligations secured by real estate or interests in real estate.

(6) Make loans, except through loans of portfolio securities to qualified investors, and by entry into repurchase agreements. The Portfolio will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33% of the value of the Portfolio's total assets (including such loans).

(7) Acquire securities that are not readily marketable or repurchase agreements calling for resale within more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such illiquid securities.

(8) Invest in securities of other investment companies, except the Portfolio may purchase unit investment trust securities where such unit trusts meet the investment objectives of the Portfolio and then only up to 5% of the Portfolio's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

(9) Pledge, mortgage, assign or encumber any of the Portfolio's assets except to the extent necessary to secure a borrowing permitted by clause (2) made with respect to the Portfolio.

If a percentage restriction is adhered to at the time of an investment a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of a Fund's portfolio's assets will not constitute a violation of such restriction.

Issuer Limitations

With respect to 75% of the value of its total assets at time of purchase, the Portfolio may not invest more than 5% of its total assets in the securities of any single issuer, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the United States Government, it's agencies or instrumentalities. In the event of a merger, acquisition or other corporate action, the combined positions may exceed the 5% limitation.

III.  MANAGEMENT OF THE FUND

The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, has employed the Manager to serve as investment manager of the Fund. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote their full-time to the affairs of the Fund.

The Directors and Officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each of the following persons is 600 Fifth Avenue, New York, New York 10020. Mr. Reed may be deemed an "interested person" of the Fund, as defined in the 1940 Act on the basis of his affiliation with Back Bay Advisors, L.P.

Edgar M. Reed, 52 - Director of the Fund, Chief Fixed Income Strategist. Executive Vice President of Back Bay Advisors, L.P. since 1994 and Mr. Reed was Chief Investment Officer from 1994 to 1999. He was formerly Managing Director of Aetna Capital Management's Fixed Income Group from 1972 to 1994. His address is 399 Boylston Street, Boston, MA 02216. Mr. Reed is also a Director of Back Bay Advisors, L.P. and a Trustee of Bowdoin College.

Dr. W. Giles Mellon, 69 - Director of the Fund, has been Professor of Business Administration and Area Chairman of Economics in the Graduate School of Management, Rutgers University which he has been associated with since 1966. His address is Rutgers University Graduate School of Management, 92 New Street, Newark, New Jersey 07102. Dr. Mellon is a Director/Trustee of 15 other funds in the Reich & Tang Fund Complex.

Robert Straniere, 58 - Director of the Fund, has been a member of the New York State Assembly and a partner with The Straniere Law Firm since 1981. His address is 182 Rose Avenue, Staten Island, New York 10306. Mr. Straniere is a Director/Trustee of 15 other funds in the Reich & Tang Fund Complex and Director of Life Cycle Mutual Funds, Inc.

Dr. Yung Wong, 61 - Director of the Fund, was Director of Shaw Investment Management (UK) Limited from 1994 to October 1995 and formerly General Partner of Abacus Partners Limited Partnership (a general partner of a venture capital investment firm) from 1984 to 1994. His address is 29 Alden Road, Greenwich, Connecticut 06831. Dr. Wong has been a Director of Republic Telecom Systems Corporation (a provider of telecommunications equipment) since January 1989 and of TelWatch, Inc. (a provider of network management software) since August 1989. Dr. Wong is also a Director/Trustee of 14 other funds in the Reich & Tang Fund Complex and a Trustee of Eclipse Financial Asset Trust.

Steven W. Duff, 46 - President of the Fund, has been President of the Mutual Funds Division of Reich & Tang Asset Management L.P. since September 1994. Mr. Duff was formerly Director of Mutual Fund Administration at NationsBank which he was associated with from June 1981 to August 1994. Mr. Duff is also President and a Director/Trustee of 14 other funds in the Reich & Tang Fund Complex Executive Vice President of Reich & Tang Equity Fund, Inc., and President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc.

Molly Flewharty, 49 - Vice President of the Fund, has been Vice President of the Mutual Funds Division of Reich & Tang Asset Management L.P. since September 1993. Ms. Flewharty is also Vice President of 16 other funds in the Reich & Tang Fund Complex.

Lesley M. Jones, 51 - Vice President of the Fund, has been Senior Vice President of the Mutual Funds Division of Reich & Tang Asset Management L.P. since September 1993. Ms. Jones is also a Vice President of 14 other funds in the Reich & Tang Fund Complex.

Dana E. Messina, 43 - Vice President of the Fund, has been Executive Vice President of the Mutual Funds Division of Reich & Tang Asset Management L.P. since January 1995 and was Vice President from September 1993 to January 1995. Ms. Messina is also Vice President of 15 other funds in the Reich & Tang Fund Complex.

Bernadette N. Finn, 52 - Vice President and Secretary of the Fund, has been Vice President of the Mutual Funds Division of Reich & Tang Asset Management L.P. since September 1993. Ms. Finn is also Secretary of 14 other funds in the Reich & Tang Fund Complex, and a Vice President and Secretary of 4 funds in the Reich & Tang Fund Complex.

Richard De Sanctis, 43 - Treasurer of the Fund, has been Treasurer of Reich & Tang Asset Management L.P. since September 1993. Mr. De Sanctis is also Treasurer of 17 other funds in the Reich & Tang Fund Complex and is Vice President and Treasurer of Cortland Trust, Inc.

Rosanne Holtzer, 35 - Assistant Treasurer of the Fund, has been Vice President of the Mutual Funds division of Reich & Tang Asset Management L.P. since December 1997. Ms. Holtzer was formerly Manager of Fund Accounting for the Manager with which she has been associated with from June 1986. Ms. Holtzer is also Assistant Treasurer of 18 other funds in the Reich & Tang Fund Complex.

The Fund paid an aggregate remuneration of $6,000 to its directors with respect to the period ended November 30, 1999, all of which consisted of directors' fees paid to the three disinterested directors, pursuant to the terms of the Investment Management Contract (see "Investment Advisory and Other Services" herein.)

                               COMPENSATION TABLE


                          AGGREGATE COMPENSATION   PENSION OR RETIREMENT     ESTIMATED ANNUAL         TOTAL COMPENSATION FROM
NAME OF PERSON,           FROM THE FUND            BENEFITS ACCRUED AS PART  BENEFITS UPON RETIREMENT FUND AND FUND COMPLEX PAID
POSITION                                           OF FUND EXPENSES                                   TO DIRECTORS*
                          $2,000                                             0
Dr. W. Giles Mellon,                               0                                                  $59,500 (16 Funds)
Director
                          $2,000                                             0
Robert Straniere,                                  0                                                  $59,500 (16 Funds)
Director
                          $2,000                                             0
Dr. Yung Wong,                                     0                                                  $59,500 (16 Funds)
Director

* The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ending November 30, 1999. The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation that are considered part of the same Fund complex as the Fund, because, among other things, they have a common investment advisor.

CODE OF ETHICS

The Fund, the Manager and the Distributor have each adopted a Code of Ethics (collectively, the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics restricts the personal investing by certain access persons of the Fund in securities that may be purchased or held by the Fund to ensure that such investments do not disadvantage the Fund. The Code of Ethics for the Fund, the Manager and the Distributor are filed as exhibits to the Fund's registration statement and instructions concerning how these documents can be obtained may be found on the back cover of the Fund's Prospectus.

IV.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

On February 29, 2000 there were 3,768,553 Class A shares of the Fund outstanding, 104 Class B shares of the Fund outstanding, and 104 Class C shares of the Fund outstanding. As of February 29, 2000, the amount of shares owned by all officers and directors of the Fund, as a group, was less than 1% of the outstanding shares. Set forth below is certain information as to persons who owned 5% or more of the Fund's outstanding shares as of February 29, 2000:

         Name and Address                    % of Class        Nature of Ownership

TOTAL RETURN BOND FUND - CLASS A

Back Bay Advisors, L.P.                        17.43%                 Record
399 Boylston Street
Boston, MA 02116-3305

Kollmorgan Corp.                               14.21%                 Record
1601 Trapelo Road
Waltham, Ma 02451-733

Enele Co. FBO Omni                             12.00%                 Record
601 SW 2nd Avenue
Portland, OR 97204-3154

Concordia College Corporation                  50.26%                 Record
901 South 8th Street
Moorehead, MN  56562-0002

TOTAL RETURN BOND FUND - CLASS B

Back Bay Advisors, L.P.                        99.03%                 Record
399 Boylston Street
Boston, MA 02116-3305

TOTAL RETURN BOND FUND - CLASS C

Back Bay Advisors, L.P.                        99.03%                 Record
399 Boylston Street
Boston, MA 02116-3305


V.  INVESTMENT ADVISORY AND OTHER SERVICES

The Manager is a Delaware limited partnership with its principal office at 399 Boylston Street, Boston, Massachusetts 02116-3310. The Manager provides discretionary investment management services to mutual funds and other institutional investors. Formed in 1986, the Manager now manages 13 mutual fund portfolios and as of February 29, 2000, was investment manager, adviser or supervisor with respect to assets aggregating in excess of $5 billion, primarily mutual fund and institutional fixed-income portfolios.

Nvest Companies, L.P. (Nvest Companies) is the limited partner and owner of a 99.5% interest in the Manager. Back Bay Advisors, Inc. (an indirect wholly-owned subsidiary of Nvest Companies) is the sole general partner Back Bay Advisors, L.P.

CDC Asset Management ("CDC AM"), the investment management arm of France's Caisse des Depots Group, has completed its acquisition of Nvest, L.P. and Nvest Companies. As a result, CDC AM owns, directly or indirectly, a controlling interest in the Manager. CDC AM is 60% owned by CDC Finance, a wholly-owned subsidiary of Caisse des depots et Consignations ("CDC"). Founded in 1816, CDC is a major diversified financial institution. In addition to its 60% ownership of CDC AM through CDC Finance, CDC owns 40% of CNP Assurances, the leading French insurance company, which itself owns 20% of CDC AM. CDC also owns 35% of Caisse National des Caisses d'Epargne, which also owns 20% of CDC AM. CDC is 100% owned by the French state.

Nvest Companies is a holding company offering a broad array of investment styles across a wide range of asset categories through seventeen subsidiaries, divisions and affiliates offering a wide array of investment styles and products to institutional clients. Its business units, in addition to the Manager, include AEW Capital Management, L.P., Back Bay Advisors, L.P.; Capital Growth Management Limited Partnerships; Greystone Partners, L.P.; Harris Associates, L.P.; Jurika & Voyles, L.P.; Kobrick Funds, LLP, Loomis, Sayles & Company, L.P.; New England Funds, L.P.; Nvest Associates, Inc.; Snyder Capital Management, L.P.; Vaughan, Nelson, Scarborough & McCullough, L.P.; and Westpeak Investment Advisors, L.P. These affiliates in the aggregate are investment advisors or managers to more than 80 other registered investment companies.

The Nvest-CDC AM transaction involved a change of ownership of Nvest Companies, which may be deemed to have caused a "change of control" of the Manager, even though operations did not change as a result. As required by the 1940 Act, the Fund's shareholders approved a new Investment Management Contract for the Fund to assure that there was no interruption in the services that the Manager provides to the Fund. The new Investment Management Contract was approved by the shareholders on October 10, 2000 and is effective as of October 30, 2000.

On July 25, 2000, , the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager approved the Investment Management Contract for an initial term of two years, extending until September 30, 2002. The contract may be continued in force after the initial term for successive twelve-month periods beginning each October 1, provided that such continuance is specifically approved by a majority vote of the Fund's outstanding voting securities or by a majority of the directors who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund.

The Manager provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors or officers of Back Bay Advisors, Inc., the sole general partner of the Manager, or employees of the Manager or its affiliates.

The Investment Management Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Manager on sixty days written notice, and will automatically terminate in the event of its assignment. The Investment Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Investment Management Contract, (i) the Portfolio will pay an annual management fee of .35% of the Portfolio's average daily net assets. The Manager, at its discretion, may voluntarily waive all or a portion of the management fee. The fees are accrued daily and paid monthly. Any portion of the total fees received by the Manager may be used by the Manager to provide shareholder services and for distribution of Fund shares. For the Fund's fiscal year ended November 30, 1998 the Manager voluntarily waived all of its investment management fees totaling $94,245. For the Fund's fiscal year ended November 30, 1999 the Manager voluntarily waived all of its investment management fees totaling $150,595.

The Manager at its discretion may waive its rights to any portion of the management fee and may use any portion of the management fee for purposes of shareholder and administrative services and distribution of the Fund's shares.

Investment management fees and operating expenses which are attributable to all Classes of the Portfolio will be allocated daily to each Class based on the percentage of outstanding shares at the end of the day. Additional shareholder services provided by Participating Organizations to Class B and C shareholders pursuant to the Plan shall be compensated by the Distributor from its shareholder servicing fee, the Manager from its management fee. Expenses incurred in the distribution of Class A shares and the servicing of Class A shares shall be paid by the Manager.

EXPENSE LIMITATION

The Manager has agreed, pursuant to the Investment Management Contract, to reimburse the Fund for its expenses (exclusive of interest, taxes, brokerage and extraordinary expenses) which in any year exceed the limits on investment company expenses prescribed by any state in which the Fund's shares are qualified for sale. For the purpose of this obligation to reimburse expenses, the Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made to it on a monthly basis. Subject to the obligations of the Manager to reimburse the Fund for its excess expenses as described above, the Fund has, under the Investment Management Contract, confirmed its obligation for payment of all its other expenses. This includes all operating expenses, taxes, brokerage fees and commissions, commitment fees, certain insurance premiums, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent's fees, telecommunications expenses, auditing and legal expenses, bookkeeping agent fees, costs of forming the corporation and maintaining corporate existence, compensation of directors, officers and employees of the Fund and costs of other personnel performing services for the Fund who are not officers of the Manager or its affiliates, costs of investor services, shareholders' reports and corporate meetings, SEC registration fees and expenses, state securities laws registration fees and expenses, expenses of preparing and printing the Fund's prospectus for delivery to existing shareholders and of printing application forms for shareholder accounts, and the fees and reimbursements payable to the Manager under the Investment Management Contract and the Distributor under the Shareholder Servicing Agreement.

The Fund may from time to time hire its own employees or contract to have management services performed by third parties (including Participating Organizations) as discussed herein. The management of the Fund intends to do so whenever it appears advantageous to the Fund. The Fund's expenses for employees and for such services are among the expenses subject to the expense limitation described above. As a result of the passage of the National Securities Improvement Act of 1996, all state expense limitations have been eliminated.

DISTRIBUTION AND SERVICE PLAN

The Fund's distributor is Reich & Tang Distributors, Inc., a Delaware corporation with principal officers at 600 Fifth Avenue, New York, New York 10020. Pursuant to Rule 12b-1 under the 1940 Act, the SEC has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund has entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to Class B and C shares only) with Reich & Tang Distributors, Inc., (the "Distributor"), as distributor of the Fund's shares.

Under the Plan, the Portfolios and the Distributor will enter into a Shareholder Servicing Agreement with respect to the Class B and C shares. Under the Shareholder Servicing Agreement, the Distributor receives from the Portfolio a service fee equal to .25% per annum of the Portfolio's Class B and C shares average daily net assets (the "Service Fee"). The service fee is in exchange for providing personal shareholder services and for the maintenance of shareholder accounts. The Service Fee is accrued daily and paid monthly and any portion of the Service Fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to servicing their clients or customers who are shareholders of the Fund. The Class A shareholders will not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a Shareholder Servicing Fee.

The following information applies to the Class B and C shares of the Portfolio. For the fiscal year ended November 30,1998, the Portfolio paid a Service Fee for expenditures pursuant to the Plan in amounts aggregating $2 with respect to the Class B Shares and $2 with respect to the Class C Shares. During such period, the Manager and Distributor made payments pursuant to the Plan to or on behalf of Participating Organizations of $0 with respect to the Class B Shares and $0 with respect to the Class C Shares. Of the payments made pursuant to the Plan by the Portfolio, $0 was spent on advertising, $426 on printing and mailing of prospectuses to other than current shareholders, $0 on compensation to underwriters, $0 on compensation to broker-dealers, $0 on compensation to sales personnel, and $0 on interest, carrying or other financial charges. For the fiscal year ended November 30, 1999, the Portfolio paid a Service Fee for expenditures pursuant to the Plan in amounts aggregating $3 with respect to the Class B Shares and $3 with respect to the Class C Shares. During such period, the Manager and Distributor made payments pursuant to the Plan to or on behalf of Participating Organizations of $0 with respect to the Class B Shares and $0 with respect to the Class C Shares. Of the payments made pursuant to the Plan by the Portfolio, $0 was spent on advertising, $2,121 on printing and mailing of prospectuses to other than current shareholders, $0 on compensation to underwriters, $0 on compensation to broker-dealers, $0 on compensation to sales personnel, and $0 on interest, carrying or other financial charges. The excess of such payments over the total payments the Distributor received from the Portfolio represents distribution and servicing expenses funded by the Distributor from its own resources.

Under the Distribution Agreement, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Portfolio as principal.

The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Participating Organizations and Distributor in carrying out their obligations under the Shareholder Servicing Agreement with respect to the Class B and C shares and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

The Plan provides that the Manager may make payments from time to time from their own resources, which may include the management fee, and past profits for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements for performing shareholder servicing and related administrative functions on behalf of the Class B and C shares of the Fund; (ii) to compensate certain Participating Organizations for providing assistance in distributing the Fund's shares; and (iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors, and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholder Servicing Fee with respect to Class B and C shares and past profits for the purpose enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager or the Distributor for any fiscal year under the Investment Management Contract or the Shareholder Servicing Agreement in effect for that year.

In accordance with the Rule, the Plan provides that all written agreements relating to the Plan entered into between either the Fund or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made.

The Plan provides that it will remain in effect until November 30, 2000. Thereafter it may continue in effect for successive annual periods commencing December 1, provided it is approved by the Class B and C shareholders or by the Board of Directors. This includes a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan. The Plan further provides that it may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plan without Class B and C shareholder approval, and the other material amendments must be approved by the directors in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of a majority of the disinterested directors of the Fund or the Fund's Class B and C shareholders.

Reich & Tang Asset Management L.P. with its principal office at 600 Fifth Avenue, New York, NY 10020 is the administrator of the Fund (the "Administrator"). Pursuant to an Administrative Services Agreement for the Portfolio, the Administrator performs clerical, accounting supervision and office service functions for the Portfolio and provides the Portfolio with personnel to (i) supervise the performance of bookkeeping and related services by Investors Fiduciary Trust Company, the Fund's bookkeeping agent; (ii) prepare reports to and filings with regulatory authorities; and (iii) perform such other administrative services as the Portfolio may from time to time request of the Administrator. The personnel rendering such services may be employees of the Administrator or its affiliates. The Administrator, at its discretion, may voluntarily waive all or a portion of the administrative services fee. For its services under the Administrative Services Agreement, the Administrator receives an annual fee equal to .15% of the Portfolio's average daily net assets up to $100 million, .125% of the next $150 million of such assets, .10% of the next $250 million of such assets and .075% of such assets over $500 million, with a minimum monthly fee of $8,000. Any portion of the total fees received by the Administrator and its past profits may be used to provide shareholder services and for distribution of Portfolio shares. The fees are accrued daily and paid monthly.

CUSTODIAN AND TRANSFER AGENT

State Street Kansas City, 801 Pennsylvania, Kansas City, Missouri 64105, is custodian for the Fund's cash and securities. Reich & Tang Services, Inc., an affiliate of the Fund's Manager, located at 600 Fifth Avenue, New York, NY 10020, is transfer agent and dividend agent for the shares of the Fund. The custodian and transfer agent do not assist in, and are not responsible for, investment decisions involving assets of the Fund.

COUNSEL AND INDEPENDENT ACCOUNTANTS

Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Battle Fowler LLP, 75 East 55th Street, New York, New York 10022.

PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, independent accountants, have been selected as auditors for the Fund.

VI.  BROKERAGE ALLOCATION AND OTHER PRACTICES

The Manager makes the Fund's portfolio decisions and determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Manager or portfolio transactions may be effected by the Manager. Neither the Fund nor the Manager has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Manager for use in rendering investment advice to the

Fund, such information may be supplied at no cost to the Manager and, therefore, may have the effect of reducing the expenses of the Manager in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Manager probably does not reduce the overall expenses of the Manager to any material extent. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best execution, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers to execute portfolio transactions for the Fund.

The investment information provided to the Manager is of the type described in
Section 28(e) of the Securities Exchange Act of 1934 and is designed to augment the Manager's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Manager in carrying out its investment management responsibilities with respect to all its clients' accounts. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Manager determines in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker.

The Fund may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. It may also purchase listed securities through the third market. Where transactions are executed in the over-the counter market or the third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain best execution, it will utilize the services of others. In all cases the Fund will attempt to negotiate best execution.

The Distributor may from time to time effect transactions in the Fund's portfolio securities. In such instances, the placement of orders with the Distributor would be consistent with the Fund's objective of obtaining best execution. With respect to orders placed with the Distributor for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the Investment Company Act of 1940 (the "1940 Act"), as amended, and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund) to receive brokerage commissions from such registered investment company provided that such commissions are reasonable and fair compared to commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. In addition, pursuant to Section 11(a) of the Securities Exchange Act of 1934, the Distributor is restricted as to the nature and extent of the brokerage services it may perform for the Fund. The Securities and Exchange Commission has adopted rules under Section 11(a) which permit a distributor to a registered investment company to receive compensation for effecting, on a national securities exchange, transactions in portfolio securities of such investment company, including causing such transactions to be transmitted, executed, cleared and settled and arranging for unaffiliated brokers to execute such transactions. To the extent permitted by such rules, the Distributor may receive compensation relating to transactions in portfolio securities of the Fund provided that the Fund enters into a written agreement, as required by such rules, with the Distributor authorizing it to retain compensation for such services. Transactions in portfolio securities placed with the Distributor which are executed on a national securities exchange must be effected in accordance with procedures adopted by the Board of Directors of the Fund pursuant to Rule 17e-1.

No portfolio transactions are executed with the Manager or its affiliates acting as principal. In addition, the Fund will not buy bankers' acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.

For the fiscal years ended November 30, 1998 and November 30, 1999, the Fund did not pay any brokerage commissions.

VII.  CAPITAL STOCK AND OTHER SECURITIES

The authorized capital stock of the Fund consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the shares into separate series of stock, one for each of the portfolios that may be created. Except as noted below, each share when issued will have equal dividend, distribution and liquidation rights within the series for which it was issued, and each fractional share has rights in proportion to the percentage it represents of a whole share. Generally, all shares will be voted in the aggregate, except if voting by Class is required by law or the matter involved affects only one Class, in which case shares will be voted separately by Class. Shares of all series have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. There are no conversion or preemptive rights in connection with any shares of the Portfolio. All shares when issued in accordance with the terms of the offering will be fully paid and non-assessable. Shares of the Fund are redeemable at net asset value, at the option of the shareholders.

The Portfolio is subdivided into three classes of common stock, Class A, Class B and Class C. Each share, regardless of class, will represent an interest in the same portfolio of investments and will have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that: (i) the Class A, Class B and Class C shares will have different class designations; (ii) only the Class B and C shares will be assessed a service fee of .25% of the average daily net assets of the Class B and C shares of the Portfolio pursuant to the Rule 12b-1 Distribution and Service Plan of the Portfolio; and
(iii) only the holders of the Class B and C shares would be entitled to vote on matters pertaining to the Plan and any related agreements in accordance with provisions of Rule 12b-1. Payments that are made under the Plan will be calculated and charged daily to the appropriate class prior to determining daily net asset value per share and dividend/distributions.

Under its Articles of Incorporation the Fund has the right to redeem, for cash, shares of the Fund owned by any shareholder to the extent and at such times as the Fund's Board of Directors determines to be necessary or appropriate to prevent any concentration of share ownership which would cause the Fund to become a "personal holding company" for Federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. The Fund's By-laws provide the holders of one-third of the outstanding shares of the Fund present at a meeting in person or by proxy will constitute a quorum for the transaction of business at all meetings.

VIII.  PURCHASE, REDEMPTION AND PRICING SHARES

The material relating to the purchase, redemption and pricing of shares is located in the Shareholder Information section of the Prospectus and is hereby incorporated by reference.

NET ASSET VALUE

The Fund determines the net asset value of the shares of the Portfolio (computed separately for each Class of shares) of the Portfolio as of 4:00 p.m., New York city time, by dividing the value of each Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the number of shares outstanding of the Portfolio at the time the determination is made. The Portfolio determines its net asset value on each Fund Business Day. Fund Business Day for this purpose means any day on which the New York Stock Exchange is open for trading. Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order. The Portfolio may have portfolio securities that are primarily listed on foreign exchanges that trade on weekdays or other days when the Fund does not price its shares, and thus the Portfolio's shares may change on days when Shareholders will not be able to purchase or redeem the Portfolio's Shares.

Municipal obligations are priced on the basis of valuations provided by a pricing service approved by the Board of Directors, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The valuations provided by such pricing service will be based upon fair market value determined on the basis of the factors listed above. If a pricing service is not used, municipal obligations will be valued at quoted prices provided by municipal bond dealers. Non-tax-exempt securities for which transaction prices are readily available are stated at market value (determined on the basis of the last reported sales price, or a similar means). Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair market value as determined in good faith by the Board of Directors.

IX.  TAXATION OF THE FUND

FEDERAL INCOME TAXES

The Portfolio has elected, and intends to continue to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). To qualify as a regulated investment company, the Portfolio must distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, taxable interest, dividends and the excess of net short-term capital gains over net long-term capital losses), and meet certain sources of income, diversification of assets and other requirements of the Code. If the Portfolio meets these requirements and elects to be treated as a regulated investment company, the Portfolio generally will not be subject to Federal income tax on its investment company taxable income or on its net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Portfolio as capital gain dividends and distributed to shareholders. If the Portfolio does not meet all of these requirements, it will be taxed as an ordinary corporation and its distributions will generally be taxed to shareholders as ordinary income. In determining the amount of net capital gains to be distributed, any capital loss carryover from prior years will be applied against capital gains to reduce the amount to be distributed. In addition, any losses incurred in the taxable year subsequent to October 31 will be deferred to the next taxable year and used to reduce distributions in the subsequent year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. To avoid the imposition of the excise tax, for each calendar year the Portfolio must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of its capital gain net income (the excess of its capital gains over capital losses, reduced by certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gain net income for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Portfolio during October, November or December of that year to shareholders of record on a date in such a month and paid during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

The Portfolio intends to invest primarily in fixed and floating rate debt instruments and accordingly anticipates that a substantial portion of its distributions to shareholders will constitute ordinary income rather than capital gains.

Upon the taxable disposition (including a sale or redemption) of shares of the Fund, a shareholder may realize a gain or loss depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss will be long-term, or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of shares with respect to which capital gain dividends have been paid will be treated as long-term capital gain loss, to the extent of such capital gain dividends, if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Non-corporate shareholders are subject to tax at a maximum rate of 20% on capital gains resulting from the disposition of shares held for more than 12 months (10% if the taxpayer is, and would be after accounting for such gains, subject to the 15% tax bracket for ordinary income).

Certain of the options, future contracts, and forward foreign currency exchange contracts in which the Portfolio may invest are so-called "section 1256 contracts". With certain exceptions, realized gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by the Portfolio at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should consult their own tax advisers in this regard.

Generally, the hedging transactions undertaken by the Portfolio may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Portfolio. In addition, losses realized by the Portfolio on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Portfolio of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Portfolio that is taxed as ordinary income when distributed to stockholders.

The Portfolio may make one or more of the elections applicable to straddles available under the Code. In that event, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined pursuant to the rules applicable to the election(s) made, which may accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Portfolio that did not engage in such hedging transactions.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase, decrease, or eliminate the amount of the Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income.

Income received by the Portfolio from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country. The Portfolio does not expect to be eligible to elect to allow shareholders to claim such foreign taxes as a credit against their U.S. tax liability.

The Portfolio is generally required to report to the Internal Revenue Service ("IRS") all distributions to shareholders. Distributions by the Fund generally are subject to withholding of Federal income tax at a rate of 31% ("backup withholding") if (1) the shareholder fails to certify to the Fund the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Fund or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any distributions (whether reinvested in additional shares or taken in cash) will be reduced by the amounts required to be withheld. The reporting and backup withholding requirements do not apply to certain exempt shareholders.

The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Portfolio also may be subject to state and local taxes, and the treatment of distributions under state and local income tax laws may differ from the Federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Funds, including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

X.  UNDERWRITERS

The Fund sells and redeems its shares on a continuing basis at their net asset value and does not impose a sales charge. The Distributor does not receive an underwriting commission. In effecting sales of Fund shares under the Distribution Agreement, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. In the opinion of the Manager, however, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Fund's Board of Directors will consider appropriate modifications to the Fund's operations, including discontinuance of any payments then being made under the Plan to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution would result in loss to shareholders or change in the Fund's net asset value. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register ad dealers pursuant to state law.

XI.  CALCULATION OF PERFORMANCE DATA

Average annual total return is a measure of the average annual compounded rate of return of $1,000,000 invested at the maximum public offering price over a specified period, which assumes that any dividends or capital gains distributions are automatically reinvested in the Portfolio rather than paid to the investor in cash. Total return is calculated with the same assumptions and shows the aggregate return on an investment over a specified period.

The formula for total return used by the Portfolio includes three steps: (1) adding to the total number of shares purchased by the hypothetical investment in the portfolio all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the value of the hypothetical initial investments as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and (3) dividing this account value for the hypothetical investor by the amount of the initial investment and annualizing the result for periods of less than one year.

The Portfolio computes yield by annualizing net investment income in a particular class per share for a recent 30-day period and dividing that amount by a Portfolio's share's maximum public offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. The Portfolio's yield will vary from time to time depending upon market conditions, the composition of the Portfolio and operating expenses of the Portfolio.

Total return and yield may be stated with or without giving effect to any expense limitations in effect for the Portfolio.

The Fund's Annual Report to shareholders will contain information regarding the Fund's performance and, when available, will be provided without charge, upon request.

XII.  FINANCIAL STATEMENTS

The audited financial statements for the Fund for the fiscal year ended November 30, 1999 and the report therein of PricewaterhouseCoopers LLP are herein incorporated by reference to the Fund's Annual Report. The Annual Report is available upon request and without charge.

DESCRIPTION OF RATINGS*

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

UNRATED: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

An application for rating was not received or accepted.

1. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

2. There is a lack of essential data pertaining to the issue or issuer.

3. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1, Baa-1 and B-1.

* As described by the rating agencies.

STANDARD & POOR'S  RATING  SERVICES,  A DIVISION  OF THE  MCGRAW-HILL  COMPANIES
("S&P")

AAA: Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the highest rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of this obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties of major risk exposures to adverse conditions.

C1: The rating C1 is reserved for income bonds on which no interest is being paid.

D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

FITCH INVESTORS SERVICE, INC.

AAA: Securities in this category are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Securities in this category are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as securities rated "AAA." As securities rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A: Securities in this category are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than securities with higher ratings.

BBB: Securities in this category are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

BB: Securities are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Securities are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Securities have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Securities are minimally protected. Default in payment of interest and/or principal seems probable over time.

C:  Securities are in imminent default in payment of interest or principal.

DDD, DD, and D: Securities are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C (i.e. five categories below BBB) may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR:  Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

DUFF & PHELPS CREDIT RATING CO.

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB: Below-average protection factors but within the definition of investment grade securities but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP:  Preferred stock with dividend arrearages.

PLUS (+) OR MINUS (-): The ratings from AA to C (i.e. five categories below BBB) may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.